October 12, 2023

BNY MELLON ADVANTAGE FUNDS, INC.

- BNY Mellon Dynamic Total Return Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

Investment decisions for the fund are made by the Multi-Asset Solutions Team at NIMNA. The team members are James Stavena, Torrey Zaches, CFA and Dimitri Curtil. Messrs. Stavena and Zaches have been primary portfolio managers of the fund since June 2010. Mr. Curtil has been a primary portfolio manager of the fund since May 2020. Mr. Stavena is Head of Portfolio Management, Multi-Asset Solutions at NIMNA. Mr. Zaches is a portfolio manager at NIMNA. Mr. Curtil is a managing director and Head of Multi-Asset Solutions at NIMNA.

*********

The following information supersedes and replaces the information in the fourth paragraph in the section "Fund Details – Management" in the prospectus:

Investment decisions for the fund are made by the Multi-Asset Solutions Team at NIMNA. The team members are James Stavena, Torrey Zaches, CFA and Dimitri Curtil, each of whom serves as a primary portfolio manager of the fund and all of whom are jointly and primarily responsible for managing the fund's portfolio. Messrs. Stavena and Zaches have been primary portfolio managers of the fund since June 2010 and Mr. Curtil has been a primary portfolio manager of the fund since May 2020. Mr. Stavena is Head of Portfolio Management, Multi-Asset Solutions at NIMNA. He has been employed by NIMNA or a predecessor company of NIMNA since 1998. Mr. Zaches is a portfolio manager at NIMNA. He has been employed by NIMNA or a predecessor company of NIMNA since 1998. Mr. Curtil is a managing director and Head of Multi-Asset Solutions at NIMNA, where he oversees the team of portfolio managers and researchers responsible for the firm's multi-asset strategies. He has been employed by NIMNA or a predecessor company of NIMNA since 2006.

6140STK1023